Exhibit 31.3
CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO
EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Staton, certify that:
1. I have reviewed this Amendment No. 1 on Form 10-K/A of Xerium Technologies, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 30, 2018

/s/ Mark Staton
Mark Staton
President and Chief Executive Officer
(Principal Executive Officer)